SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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[ ]	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

ATMEL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATMEL CORPORATION

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 12, 2004
2:00 p.m.

Dear Atmel Stockholders:

     Our Annual Meeting of Stockholders will be held on Wednesday, May 12, 2004 at 2:00 p.m., local time, at our offices located at 2325 Orchard Parkway, San Jose, California 95131, for the following purposes:

1.	To elect eight (8) directors to serve for the ensuing year and until their successors are elected;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the year ending December 31, 2004; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on March 16, 2004 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     All stockholders are cordially invited to attend the annual meeting in person. However, to ensure your representation at the annual meeting, please vote as soon as possible using one of the following methods: (1) by using the Internet as instructed on the enclosed proxy card, (2) by telephone as instructed on the enclosed proxy card or (3) by mail, using the enclosed paper proxy card and postage-prepaid envelope. For further details, please see the section entitled “Voting” on page one of the accompanying Proxy Statement. Any stockholder attending the annual meeting may vote in person even if he or she has voted using the Internet, telephone, or proxy card, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the annual meeting.

FOR THE BOARD OF DIRECTORS

Mark A. Bertelsen
Secretary

San Jose, California
March 31, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP
EXECUTIVE COMPENSATION
REPORT ON COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL TWO RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
PERFORMANCE GRAPH
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
EXHIBIT 1

ATMEL CORPORATION

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

     These proxy materials are furnished to holders of our common stock in connection with the solicitation of proxies by our Board of Directors for the Annual Meeting of Stockholders to be held on Wednesday, May 12, 2004, at 2:00 p.m., local time, and at any adjournments or postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The meeting will be held at our offices located at 2325 Orchard Parkway, San Jose, California 95131. Our telephone number at this location is (408) 441-0311.

     These proxy materials and our Annual Report on Form 10-K for the year ended December 31, 2003 were first mailed on or about March 31, 2004, to all stockholders entitled to vote at the meeting.

Record Date and Voting Securities

     Only holders of record of our common stock at the close of business on March 16, 2004, are entitled to notice of and to vote at the meeting and any adjournment thereof. Such stockholders are entitled to cast one vote for each share of common stock held as of the record date on all matters properly submitted for the vote of stockholders. At the record date, 475,123,648 shares of our common stock were issued and outstanding, and no shares of our preferred stock were outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see “Security Ownership.”

Quorum; Required Vote; Abstentions and Broker Non-Votes

     The presence of the holders of a majority of the shares of common stock entitled to vote generally at the annual meeting is necessary to constitute a quorum at the annual meeting. Such stockholders are counted as present at the meeting if they (1) are present in person at the annual meeting or (2) have properly submitted a proxy card or voted by telephone or over the Internet. A plurality of the votes duly cast is required for the election of directors. The affirmative vote of a majority of the votes duly cast is required to ratify the appointment of auditors.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and entitled to vote and are, therefore, included for purposes of determining whether a quorum is present at the annual meeting; however, broker “non-votes” are not deemed to be “votes cast.” As a result, broker “non-votes” are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition in such tabulations. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting

     Voting by attending the meeting. A stockholder may vote his or her shares in person at the annual meeting. A stockholder planning to attend the annual meeting should bring proof of identification for entrance to the annual meeting.

     Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the annual meeting, and not revoked, will be voted at the annual meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the annual meeting, including, among other things, consideration of a motion to adjourn the annual meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the annual meeting.

     Voting by telephone or the Internet. A stockholder may vote his or her shares by calling the toll-free number indicated on the enclosed proxy card and following the recorded instructions or by accessing the website indicated on the enclosed proxy card and following the instructions provided.

     When a stockholder votes via the Internet or by telephone, his or her vote is recorded immediately. We encourage our stockholders to vote using these methods whenever possible. If a stockholder attends the annual meeting, he or she may also submit his or her vote in person, and any previous votes that were submitted by the stockholder, whether by Internet, telephone or mail, will be superseded by the vote that such stockholder casts at the annual meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to us (Attention: Vice President and General Counsel, 2325 Orchard Parkway, San Jose, California 95131) a later dated written notice of revocation or duly executed proxy, in each case at or before the taking of the vote at the annual meeting, or by attending the meeting and voting in person.

Expenses of Solicitation

     We will bear the entire cost of proxy solicitation, including preparation, assembly, printing and mailing of this proxy statement, the proxy, and any additional materials furnished to stockholders. Copies of proxy solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names which are beneficially owned by others to forward to such beneficial owners. In addition, we may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, email, telegram, facsimile, or personal solicitation by our directors, officers, or regular employees. No additional compensation will be paid for such services. We may engage the services of a professional proxy solicitation firm to aid in the solicitation of proxies from certain brokers, bank nominees and other institutional owners. Our costs for such services, if retained, will not be material.

Stockholder Proposals to Be Presented At Next Annual Meeting

     Requirements for stockholder proposals to be considered for inclusion in Atmel’s proxy materials. Stockholders interested in submitting a proper proposal for inclusion in the proxy materials for our 2005 annual meeting may do so by submitting such proposal in writing to our offices located at 2325 Orchard Parkway, San Jose, California 95131, Attn: Corporate Secretary c/o Mike Ross, Vice President and General Counsel. To be eligible for inclusion, stockholder proposals must be received no later than December 1, 2004, and must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (Exchange Act).

     Requirements for stockholder proposals to be brought before Atmel’s annual meetings. Our bylaws also establish an advanced notice procedure for stockholders who wish to present certain matters, including nominations of persons for election to the board of directors and stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. Stockholder proposals, including the nomination of a person for election to the board of directors, may not be brought before the meeting unless, among other things: (1) the proposal contains certain information specified in the bylaws, and (2) the proposal is received by us not less than 120 days prior to the date of our proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders, which will be December 1, 2004 for the 2005 Annual Meeting; provided, however, that in the event that we did not hold an annual meeting the previous year, or if the date of the annual meeting has been changed more than 30 days from the date of the previous year’s meeting, then the deadline for receipt of notice by the stockholder is no later than the close of business on the later of: (1) 120 days prior to the meeting and (2) 10 days after public announcement of the meeting date. A copy of the full text of these bylaw provisions may be obtained by writing to our Vice President and General Counsel at the address above. In addition to the above requirements, the Securities and Exchange Commission’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement can be found under Rule 14a-8 under the Exchange Act.

     Stockholders may also submit a recommendation (as opposed to a formal nomination) for a candidate for membership on our Board of Directors by following the procedures set forth in “Director Candidates.”

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

     A board of eight (8) directors is to be elected at the meeting. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the eight (8) nominees named below, all of whom are presently our directors. In the event that any such nominee is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of stockholders or until his successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below (ages are as of December 31, 2003):

			Director
Name of Nominee	Age	Principal Occupation	Since
George Perlegos	53	President, Chief Executive Officer and Chairman of the	1984
		Board, Atmel Corporation

Gust Perlegos	56	Executive Vice President, Office of the President, Atmel	1985
		Corporation

Tsung-Ching Wu	53	Executive Vice President, Office of the President, Atmel	1985
		Corporation

T. Peter Thomas	57	Managing Director, Institutional Venture Partners	1987

Norm Hall	50	Managing Director, Alliant Partners	1992

Pierre Fougere	62	Chief Executive Officer, Fougere Conseil	2001

Dr. Chaiho Kim	69	Joseph S. Alemany Professor at The Leavey School of	2002
		Business of Santa Clara University

David Sugishita	55	Executive Vice President of Special Projects, Peregrine	2004
		Systems, Inc.

     George Perlegos has served as President, Chief Executive Officer and Chairman of the Board since our inception in 1984. George Perlegos holds degrees in electrical engineering from San Jose State University (B.S.) and Stanford University (M.S.). George Perlegos is a brother of Gust Perlegos.

     Gust Perlegos has served as a director since January 1985, as Vice President, General Manager from January 1985 to January 1996, as Executive Vice President and General Manager from January 1996 to 2001 and as Executive Vice President, Office of the President since 2001. Gust Perlegos holds degrees in electrical engineering from San Jose State University (B.S.), Stanford University (M.S.) and Santa Clara University (Ph.D.). Gust Perlegos is a brother of George Perlegos.

     Tsung-Ching Wu has served as a director since January 1985, as Vice President, Technology from January 1986 to January 1996, as Executive Vice President and General Manager from January 1996 to 2001 and as Executive Vice President, Office of the President since 2001. Mr. Wu holds degrees in electrical engineering from the National Taiwan University (B.S.), the State University of New York at Stony Brook (M.S.) and the University of Pennsylvania (Ph.D.).

     T. Peter Thomas has served as a director of Atmel since December 1987. Mr. Thomas is Managing Director of Institutional Venture Partners. Mr. Thomas has held this position since November 1985. Mr. Thomas also serves as a director of @Road, Inc. and Transmeta Corporation.

     Norm Hall has served as a director of Atmel since August 1992. He is currently Managing Director of Alliant Partners, an investment banking firm, which position he has held since 1990. From 1988 to 1990, he worked for Berkeley International Capital Corporation, a venture capital firm. Prior to 1988, Mr. Hall worked at Intel Corporation. Mr. Hall also serves as a director of White Electronic Designs, Inc.

     Pierre Fougere has served as a director of Atmel since February 2001. Mr. Fougere is currently Chief Executive Officer of Fougere Conseil, a consulting firm, and serves as Chairman of Société Chateau Lilian Ladouys, a wine producer, and Chairman of the supervisory board of Société Garnier Ponsonnet Vuillard, a paper manufacturer, and Société Nemoptic a maker of electronic displays. From 1986 to 1988, Mr. Fougere was Executive Vice President of the Matra Group and Chairman and Chief Executive Officer of Matra Datavision Inc., a software company. Prior to 1986, he was Executive Vice President, General Manager of the Components Division, Chairman and Chief Executive Officer of Matra Harris Semiconductor and Matra GCA.

     Dr. Chaiho Kim has served as a director of Atmel since September 2002. He is Joseph A. Alemany University Professor at Santa Clara University in Santa Clara, California, where he has taught since 1964, and is a member of the faculty of The Leavey School of Business. Administrative positions that he has held at the university include the chair of Operations and Management Information Systems Department and chair of the Ph.D. Program of the school. He received a masters degree in International Business and a Ph. D. in Finance, both from the Graduate School of Business, Columbia University.

     David Sugishita has served as a director of Atmel since February 2004. He is currently Executive Vice President of Special Projects of Peregrine Systems, Inc., an enterprise software company, since December 2003. From January 2002 to April 2002, Mr. Sugishita served as Executive Vice President and Chief Financial Officer of SONICblue, Inc., a provider of digital entertainment and consumer electronics products. From May 2001 to January 2002, Mr. Sugishita served as a consultant to several private software companies. From October 2000 to April 2001, he served as Executive Vice President and Chief Financial Officer of RightWorks Corporation, an eBusiness procurement software company. From June 1997 to February 2000, Mr. Sugishita served as Senior Vice President – Finance & Operations and Chief Financial Officer for Synopsys, Inc., a provider of electronic design automation software and services. Prior to his time at Synopsys, Mr. Sugishita held Senior Vice President and Chief Financial Officer positions at both Actel Corporation and Micro Component Technology, Inc. Prior to that, Mr. Sugishita held various senior financial and accounting positions at Applied Materials, Inc., and National Semiconductor Corporation. Mr. Sugishita holds degrees in business administration from San Jose State University (B.S.) and Santa Clara University (MBA). Mr. Sugishita also serves as a director and chairman of the Audit Committee of Ditech Communications Corporation and as a director of Micro Component Technology, Inc.

Corporate Governance

     We are committed to principles of sound corporate governance. During the past year we have reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002 and changes in the rules and regulations of the Securities and Exchange Commission (SEC) and the listing standards of The Nasdaq National Market, Inc. (Nasdaq). Based on our review, in 2004, our Board of Directors (1) adopted an amended and restated charter for our Audit Committee, (2) created a Corporate Governance and Nominating Committee (and adopted a charter for such committee), (3) adopted a charter for our Compensation Committee, and (4) amended our Standards of Business Conduct to incorporate a “Code of Ethics” that complies with the rules of the SEC and the listing standards of the Nasdaq. You can access our current committee charters and Standards of Business Conduct on our web site at www.atmel.com.

Independence of Directors

     Our Board of Directors has determined that each of the following directors, constituting a majority of the Board of Directors, are “independent” within the meaning of the Nasdaq listing standards:

T. Peter Thomas
Norm Hall
Pierre Fougere
Dr. Chaiho Kim
David Sugishita

Director Candidates

     Our bylaws set forth the procedure for the proper submission of stockholder nominations for membership on the Board of Directors. Please refer to Section 2.2(c) of our bylaws for a description of the process for nominating directors. It is the Corporate Governance and Nominating Committee’s policy to consider properly submitted stockholder recommendations (as opposed to a formal nomination) for candidates for membership on our Board of Directors. A stockholder may submit a recommendation for a candidate for membership on our Board of Directors by submitting in writing the name and background of such candidate to the Atmel Corporate Governance and Nominating Committee, c/o Mike Ross, Vice President and General Counsel, Atmel Corporation, 2325 Orchard Parkway, San Jose, CA 95131. The Corporate Governance and Nominating Committee will consider a recommendation only if (1) appropriate biographical and background information on the candidate is provided, (2) the recommended candidate has consented in writing to a nomination and public disclosure of the candidate’s name and biographical information, and (3) the recommending stockholder has consented in writing to public disclosure of such stockholder’s name. Required biographical and background information shall include: (A) the name, age, business address and residence of such person, (B) the principal occupation and employment of such person, and (C) biographical information on the recommended candidate that the recommending stockholder believes supports such candidacy (keeping in mind the criteria discussed below that the Corporate Governance and Nominating Committee considers when making recommendations for nomination to the Board of Directors).

     The Corporate Governance and Nominating Committee uses a variety of methods for identifying candidates for nomination to the Board of Directors. Although candidates for nomination to the Board of Directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the Committee through professional search firms, stockholders or other persons. Our newest director, David Sugishita, was initially suggested as a candidate by a non-management director. In 2003, we did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating candidates for nomination to the Board of Directors (although the Corporate Governance and Nominating Committee is authorized to do so). The process by which candidates for nomination to the Board of Directors are evaluated includes review of biographical information and background material on potential candidates by Committee members, meetings of Committee members from time to time to evaluate and discuss potential candidates, and interviews of selected candidates by members of the Committee. Candidates recommended by stockholders (and properly submitted) are evaluated by the Corporate Governance and Nominating Committee using the same criteria as other candidates. Although the Corporate Governance and Nominating Committee does not have specific minimum qualifications that must be met before recommending a candidate for election to the Board of Directors, the Committee does review numerous criteria before recommending a candidate. Such criteria include: character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business, other commitments and the like.

Communications from Stockholders

     Stockholders may communicate with the Board of Directors by submitting either an e-mail to bod@atmel.com or written communication addressed to the Board of Directors (or specific board member) c/o Mike Ross, Vice President and General Counsel, Atmel Corporation, 2325 Orchard Parkway, San Jose, CA 95131. E-mail communications that are intended for a specific director should be sent to the e-mail address above to the attention of the applicable director. The Chairman of the Corporate Governance and Nominating Committee will, with the assistance of our General Counsel, (1) review all communications to the Board of Directors, (2) determine if such communications relate to substantive matters, (3) if such communications relate to substantive matters, provide copies (or summaries) of such communications to the other directors as he or she considers appropriate, and (4) if such communications do not relate to substantive matters, determine what action, if any, will be taken with such communications. Communications relating to corporate governance and long-term corporate strategy are more likely to be deemed “substantive” and therefore forwarded on to the Board of Directors than communications relating to personal grievances or matters as to which we receive repetitive and duplicative communications.

Board Meetings and Committees

     All directors are expected to attend each meeting of the Board of Directors and the committees on which he or she serves. All directors are also encouraged, but not required to attend our Annual Meeting of Stockholders. Each director, other than Pierre Fougere, attended the 2003 Annual Meeting of Stockholders. During the fiscal year ended December 31, 2003, the Board of Directors held eleven meetings. The Board of Directors has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each of the directors that were directors in 2003 attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he or she served during the past fiscal year.

     Audit Committee

     We have a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The current members of the Audit Committee are Messrs. Thomas, Fougere, Kim and Sugishita (who replaced Norm Hall on the Audit Committee in 2004). Our Board of Directors has determined that (1) each of the current members of the Audit Committee are “independent” within the meaning of the Nasdaq listing standards and within the meaning of the rules of the Exchange Act and (2) David Sugishita meets the requirements of an audit committee financial expert in accordance with SEC rules. The Audit Committee held six meetings during 2003. In addition, the Committee met four times during 2003 with the outside auditors to review Atmel’s financial results, and met with the outside auditors during its other meetings to discuss regulatory developments and Atmel’s response to them. The duties of the Audit Committee are to assist the Board in fulfilling its responsibility for general oversight of the integrity of Atmel’s financial statements, Atmel’s compliance with legal and regulatory requirements, the independent auditor’s qualifications, independence and performance, and Atmel’s internal accounting and financial controls. Among other things, the Audit Committee prepares the Audit Committee report for inclusion in the annual proxy statement, reviews the reports of Atmel’s management and the independent auditors concerning Atmel’s internal accounting and financial controls, appoints, determines the compensation of and oversees the work of the independent auditors, and reviews and approves the scope of the annual audit. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all our books, records, facilities and personnel and the power to retain outside counsel, auditors or other experts for this purpose. The Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor. The Board of Directors has adopted an amended charter of the Audit Committee, which is included herein as Appendix A.

     Corporate Governance and Nominating Committee

     We have a separately-designated standing Corporate Governance and Nominating Committee that currently consists of Messrs. Thomas, Kim and Sugishita. Our Board of Directors has determined that each of the members of the Corporate Governance and Nominating Committee are “independent” within the meaning of the Nasdaq listing standards. This Committee develops principles of corporate governance and recommends them to the Board of Directors for its consideration and approval. The Committee also reviews governance-related stockholder proposals and makes recommendations to the Board of Directors for action on such proposals. The Corporate Governance and Nominating Committee makes recommendations to the Board of Directors regarding the composition and size of the Board. The Committee also establishes procedures for the submission of candidates for election to the Board, establishes procedures for identifying and evaluating candidates for director and determines the relevant criteria for Board membership. The Corporate Governance and Nominating Committee was formed in 2004, and therefore did not hold a meeting during 2003. The charter of the Corporate Governance and Nominating Committee is included herein as Appendix B. You can access our current committee charter on our web site at www.atmel.com.

     Compensation Committee

     We have a separately-designated standing Compensation Committee. The Compensation Committee currently consists of Messrs. Thomas, Hall and Fougere. This Committee reviews and approves our executive compensation policies, including the salaries and target bonuses of our executive officers, and administers our incentive stock plans. The Compensation Committee did not hold a meeting during 2003 since the Board determined that no raises and limited bonuses would be granted during 2003 to executive officers. The Board of Directors, as a whole, approved compensation matters during 2003. The charter of the Compensation Committee is included herein as Appendix C.

Code of Ethics/Standards of Business Conduct

     It is our policy to conduct our operations in compliance with all applicable laws and regulations and to operate our business under the fundamental principles of honesty, integrity and ethical behavior. This policy can be found in our recently amended Standards of Business Conduct, which is applicable to all of our directors, officers and employees. Such Standards of Business Conduct incorporate the Code of Ethics required by Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Our Standards of Business Conduct also complies with Nasdaq’s listing standards.

     Our Standards of Business Conduct are designed to promote honest and ethical conduct, the compliance with all applicable laws, rules and regulations and to deter wrongdoing. Our Standards of Business Conduct are also aimed at ensuring that information we provide to the public (including our filings with and submissions to the SEC) is accurate, complete, fair, relevant, timely and understandable. A copy of our Standards of Business Conduct is included herein as Appendix D. We intend to disclose future amendments to certain provisions of our Standards of Business Conduct, or waivers of such provisions granted to directors and executive officers, on our web site at www.atmel.com in accordance with applicable SEC and Nasdaq requirements.

Director Compensation

     Our employee Directors receive no cash compensation for service on the Board of Directors.

     During 2003, each non-employee Director received cash compensation of $60,000 for service on the Board of Directors and its Committees. Mr. Fougere also received an extra $1,500 per month for travel costs for his attendance at Board of Directors and Committee meetings since Mr. Fougere resides in France.

     During 2004, each non-employee Director will receive cash compensation of $60,000 per year, paid in installments, for service on the Board of Directors and its Committees. Mr. Fougere will also receive an additional $1,500 per month during 2004 to reimburse travel costs incident to his French residence for his attendance at Board of Directors and Committee meetings.

     There were no stock option grants to non-employee Directors during 2003. On February 13, 2004, upon joining the Board of Directors, we granted David Sugishita a non-qualified stock option for the purchase of 30,000 shares of our common stock at an exercise price per share equal to the fair market value per share on that date, or $7.38 per share. On February 13, 2004, we granted each of Messrs. Thomas and Hall non-qualified stock options for the purchase of 20,000 shares of our common stock at an exercise price per share equal to the fair market value per share on that date, or $7.38 per share. Each of such option grants were from our 1996 Stock Option Plan. Assuming continued service on our Board of Directors, such options vest and become exercisable over four years, with 12.5% of the shares vesting six months after grant date and 2.0833% of the shares vesting each month thereafter until fully vested.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE NOMINEES SET FORTH HEREIN.

REPORT OF THE AUDIT COMMITTEE

     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility for general oversight of the integrity of Atmel’s financial statements, Atmel’s compliance with legal and regulatory requirements, the independent auditor’s qualifications, independence and performance, and Atmel’s internal accounting and financial controls. This purpose is more fully described in its amended charter, which the Board of Directors has adopted and is included herein as Appendix A.

     Our Audit Committee has (1) reviewed and discussed the audited financial statements with management and with our independent accountants, (2) discussed with PricewaterhouseCoopers LLP, its independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61, and (3) received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed the accountants’ independence with the independent accountants.

     Based on the review and discussions referred to in clauses (1) through (3) in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and filed with the Securities and Exchange Commission.

     Respectfully submitted by the members of the Audit Committee of the Board of Directors.

T. Peter Thomas
Pierre Fougere
Dr. Chaiho Kim
David Sugishita

SECURITY OWNERSHIP

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of December 31, 2003 by (i) each person known by us to be a beneficial owner of more than 5% of our outstanding common stock, (ii) each of the executive officers named in the Summary Compensation Table, (iii) each director and (iv) all directors and executive officers as a group. The information on beneficial ownership in the table and the footnotes hereto is based upon our records and the most recent Schedule 13D or 13G filed by each such person or entity and information supplied to us by such person or entity. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable, and can be reached by contacting our principal executive offices.

	Common Stock	Approximate Percent
Beneficial Owner (1)	Beneficially Owned (2)	Beneficially Owned (2)
George Perlegos	33,201,636	7.02%

FMR Corp. (3)	25,984,502	5.49%

Gust Perlegos (4)	14,834,574	3.13%

Tsung-Ching Wu (5)	8,320,840	1.76%

Graham Turner (6)	486,378	*

Francis Barton (7)	56,250	*

T. Peter Thomas (8)	161,400	*

Norm Hall (9)	145,000	*

Pierre Fougere (10)	16,250	*

Dr. Chaiho Kim (11)	13,083	*

David Sugishita	—	—

All directors and executive officers as a group (13 persons) (12)	60,165,013	12.65%

*	Less than one percent of the outstanding common stock.

(1)	Unless otherwise indicated, the address of each beneficial owner is c/o Atmel Corporation, 2325 Orchard Parkway, San Jose, CA 95131.

(2)	Based on 473,047,661 shares outstanding on December 31, 2003. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission and generally includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Atmel common stock subject to options held by that person that will be exercisable within 60 days after December 31, 2003, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based on a Schedule 13G filed with the SEC on February 17, 2004 by FMR Corp. The address of FMR Corp. is 82 Devonshire Street, Boston MA 02109.

(4)	Includes 545,626 shares issuable under stock options exercisable within 60 days of December 31, 2003.

(5)	Includes 561,250 shares issuable under stock options exercisable within 60 days of December 31, 2003.

(6)	Includes 277,500 shares issuable under stock options exercisable within 60 days of December 31, 2003.

(7)	Includes 56,250 shares issuable under stock options exercisable within 60 days of December 31, 2003.

(8)	Includes 145,000 shares issuable under stock options exercisable within 60 days of December 31, 2003.

(9)	Includes 145,000 shares issuable under stock options exercisable within 60 days of December 31, 2003.

(10)	Includes 16,250 shares issuable under stock options exercisable within 60 days of December 31, 2003.

(11)	Includes 7,083 shares issuable under stock options exercisable within 60 days of December 31, 2003.

(12)	Includes 2,607,000 issuable under stock options exercisable within 60 days of December 31, 2003.

EXECUTIVE COMPENSATION

     The following table shows, as to Atmel’s Chief Executive Officer and each of Atmel’s four other most highly compensated executive officers whose salary plus bonus exceeded $100,000 during the last fiscal year (the “Named Officers”), information concerning compensation paid for services to Atmel in all capacities during the last three fiscal years:

				Long-Term
				Compensation	All Other
		Annual Compensation		Awards	Compensation
				Number of Shares
Name and Principal				Underlying
Position	Year	Salary ($)	Bonus ($)	Options (1)
George Perlegos	2003	350,115	—	—	$500	(1)
President and Chief	2002	350,115	—	—	500	(1)
Executive Officer	2001	356,980	—	—	500	(1)

Gust Perlegos	2003	305,337	—	100,000	—
Executive Vice President,	2002	305,337	—	150,000	—
Office of the President	2001	311,324	—	—	—

Tsung-Ching Wu	2003	278,300	—	100,000	500	(1)
Executive Vice President,	2002	283,866	—	200,000	500	(1)
Office of the President	2001	289,432	—	—	500	(1)

Francis Barton (2)	2003	224,815	319,825	600,000	500	(1)
Executive Vice President and	2002	—	—	—	—
Chief Financial Officer	2001	—	—	—	—

Graham Turner (3)	2003	248,517	95,196	80,000	—
Vice President and General	2002	—	—	—	—
Manager, Microcontroller	2001	—	—	—	—
Business Unit

(1)	These amounts represent the Company’s contributions to the respective 401(k) plans, which provides for broad-based employee participation.

(2)	Mr. Barton joined Atmel in May 2003.

(3)	Mr. Turner was made an executive officer of Atmel in May 2003.

Option Grants in Last Fiscal Year

     The following table sets forth certain information with respect to stock options granted to each of the Named Officers during the year ended December 31, 2003. In accordance with the rules of the SEC, also shown below is the potential realizable value over the term of the option (the period from the grant date to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock.

	Individual Grants (1)
		% of Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates
	Shares	Granted to			of Stock Price Appreciation
	Underlying	Employees	Exercise		for Option Term
	Options	in Fiscal	Price Per	Expiration
Name	Granted	Year (2)	Share	Date	5%	10%
George Perlegos	—	—	—	—	—	—

Gust Perlegos (3)	100,000	1.64%	$5.75	12/18/2013	$361,614	$916,402

Tsung-Ching Wu (3)	100,000	1.64%	$5.75	12/18/2013	$361,614	$916,402

Francis Barton (4)	500,000	8.21%	$1.81	4/30/2013	$569,150	$1,442,337

(3)	100,000	1.64%	$5.75	12/18/2013	$361,614	$916,402

Graham Turner (5)	80,000	1.31%	$5.75	12/18/2013	$289,292	$733,122

(1) Each option was granted from our 1996 Stock Option Plan and has an exercise price equal to the fair market value per share of our common stock on the date of grant.

(2) Atmel granted options to employees to purchase 6,086,720 shares of common stock in the fiscal year ended December 31, 2003.

(3) Shares subject to options vest and become exercisable as follows: 12.5% six months after the grant date (which was December 19, 2003) and 2.0833% each month thereafter until fully vested.

(4) Shares subject to options vest and become exercisable as follows: with respect to 300,000 shares, 12.5% six months after the grant date (which was May 1, 2003) and 2.0833% each month thereafter until fully vested; and with respect to 200,000 shares, 12.5% eighteen months after grant date (which was May 1, 2003) and 2.0833% each month thereafter until fully vested.

(5) Shares subject to options vest and become exercisable as follows: 25.0% each year on the anniversary of the grant date (which was December 19, 2003) until fully vested.

Option Exercises and Holdings

     The following table provides information with respect to option exercises in 2003 by the Named Officers and the value of such officers’ unexercised options at December 31, 2003:

	Shares		Number of Shares Underlying		Value of Unexercised
	Acquired		Unexercised Options at		In-The-Money Options at
	on	Value	Fiscal Year-End		Fiscal Year-End (2)
Name	Exercise	Realized (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
George Perlegos	—	—	—	—	—	—

Gust Perlegos	132,708	$87,707	539,375	190,625	$743,534	$168,186

Tsung-Ching Wu	14,592	$8,865	552,916	227,084	$796,344	$310,376

Francis Barton	—	—	43,750	556,250	$183,750	$1,942,250

Graham Turner	140,000	$447,898	267,500	182,500	$847,772	$167,050

(1)	Market value of underlying securities on date of exercise, minus the exercise price.

(2)	Market value of unexercised options is based on the last reported sales price of our common stock on the Nasdaq National Market of $6.01 per share on December 31, 2003, minus the exercise price.

REPORT ON COMPENSATION

     The Compensation Committee of the Board of Directors generally reviews and approves our executive compensation policies, including the base salary levels and target incentives for our executive officers, at the beginning of each year, and approves the performance objectives of the officers in their areas of responsibility. The Compensation Committee also administers our stock plans, including our 1996 Stock Plan and our 1991 Employee Stock Purchase Plan. No member of the Compensation Committee is a former or current officer or employee of Atmel or any of its subsidiaries. In fiscal 2003, the Board of Directors, as a whole, assumed these responsibilities. However, in 2004, all executive officer compensation will be determined exclusively by the Compensation Committee.

Compensation Policies

     Our policy is that a substantial portion of each officer’s annual compensation should be based upon our financial performance. The Compensation Committee adjusts the salaries of our officers based on our financial performance during the past year and on each officer’s performance against the objectives related to his area of responsibility, which objectives were established at the beginning of the prior year. Due to our performance in 2002, the Board of Directors decided to keep base salaries in 2003 at 2002 levels for each of our executive officers.

     Under our executive bonus plan, executive officers may receive a substantial percentage of their base salary in bonus payments, based on our quarterly financial performance compared to pre-tax income targets established by the Board of Directors at the beginning of the year in connection with the adoption of our operating plan. Due to our performance in 2002, the Board of Directors decided to not pay bonuses in 2003 to any of our U.S.-based executive officers that were employed with us in 2002.

     The Compensation Committee considers granting stock options to executive officers based upon a number of factors, including such officer’s responsibilities and relative position, any changes in such officer’s responsibility and position, such officer’s equity interest in the form of stock and options held by such individual, and the extent to which existing options remain unvested. Upon recommendation of our independent directors, the Board of Directors approved option grants to executive officers during 2003. All options are granted at the current market price of our common stock on the date of grant and options generally vest over four years.

Compensation of Chief Executive Officer

     As reported in our 2003 Proxy Statement, the Compensation Committee used the criteria described above for compensation decisions regarding the Chief Executive Officer, and in addition considered the salaries of CEOs with a number of comparably-sized companies in the semiconductor industry (the “Benchmark Group”). Such group is subject to change from year to year based on management’s assessment of comparability. In 2002, Mr. George Perlegos’ compensation was well below the average compensation of chief executive officers in the Benchmark Group. Although no benchmarking was completed during 2003, nothing came to the attention of the Compensation Committee that caused a change of that view especially given that Mr. Perlegos received no increase in salary in 2003, nor did he receive a bonus for 2003.

     Respectfully submitted by the members of the Board of Directors.

George Perlegos
Gust Perlegos
Tsung-Ching Wu
T. Peter Thomas *
Norm Hall *
Pierre Fougere *
Dr. Chaiho Kim
David Sugishita **

*	Member of the Compensation Committee

**	Joined Board of Directors in February 2004

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     In 2003 the Compensation Committee consisted of Messrs. Thomas, Hall, Fougere and Kim. No interlocking relationships exist between any member of the Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of Atmel or its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 2002, we entered into an agreement with Board approval with Alliant Partners, an investment banking firm, to help us sell our Irving, Texas facility. Although no fees were paid to Alliant Partners during 2003, we will owe fees to Alliant Partners if we sell the facility through their efforts. Norm Hall, a director of Atmel and a member of the Compensation Committee, is Managing Director of Alliant Partners. During 2003, with Board approval we paid Angela Perlegos fees of $49,500 for her services on the Boards of Directors of several of our subsidiaries. Angela Perlegos is the wife of George Perlegos, the CEO and a director of Atmel.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Such officers, directors and 10% stockholders are also required by the SEC rules to furnish us with copies of all Section 16(a) forms they file.

     Based solely on our review of copies of such forms received, or written representations from certain reporting persons that no filings were required for such persons, we believe that, during the year ended December 31, 2003, all Section 16(a) filing requirements applicable to our executive officers and directors were complied with, except as follows: Bernard Pruniaux failed to timely file one Form 5 report describing one transaction with respect to the stock options he was granted on December 19, 2003.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes the number of outstanding options granted to employees and directors, as well as the number of securities remaining available for future issuance, under our compensation plans as of December 31, 2003.

	(a)	(b)	(c)
Number of securities
remaining available for
future issuance under
	Number of securities	Weighted-average exercise	equity compensation
	to be issued upon exercise	price of outstanding	plans (excluding
	of outstanding options,	options, warrants and	securities reflected in
Plan Category	warrants and rights	rights	column (a))

Equity compensation plans approved by security holders	30,516,000 (1)	$5.56	40,240,000 (2)

Equity compensation plans not approved by security holders	—	—	—

Total	30,516,000	$5.56	40,240,000 (2)

(1)	Includes options to purchase shares outstanding under the 1986 Incentive Stock Option Plan and the 1996 Stock Option Plan

(2)	Includes 17,977,000 shares issuable under our 1991 Employee Stock Purchase Plan

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP, independent accountants, to audit our consolidated financial statements for the year ending December 31, 2004. PricewaterhouseCoopers LLP has audited our financial statements since the year ended 1985.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. The representatives are also expected to be available to respond to appropriate questions from the stockholders.

Ratification of Appointment of PricewaterhouseCoopers LLP

     Stockholder ratification of the selection of PricewaterhouseCoopers LLP as Atmel’s independent public accountants is not required by Atmel’s bylaws or other applicable legal requirement. However, our Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Atmel and its stockholders.

Fees of PricewaterhouseCoopers LLP Incurred by Atmel

     The following table presents fees for professional audit services rendered by PricewaterhouseCoopers LLP for the audit of the Company’s annual financial statements for 2003 and 2002, and fees billed for other services rendered by PricewaterhouseCoopers LLP during 2003 and 2002.

	2003	2002
Audit fees[1]	$1,424,000	$1,226,000
Audit-related fees[2]	313,000	19,000
Tax fees[3]	18,000	162,000
All other fees[4]	8,000	1,512,000

Total	$1,763,000	$2,919,000

1. Audit fees represent fees for professional services provided in connection with the audit of our financial statements and the review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings. Of the 2002 figure, $943,000 was billed through December 31, 2002 with the remainder billed in 2003.

2. Audit-related fees consisted primarily of advisory services rendered to Atmel in conjunction with Atmel’s preliminary assessment of our readiness to meet the provisions of Section 404 of the Sarbanes-Oxley Act of 2002 pertaining to internal controls over financial reporting and accounting consultations regarding accounting and financial reporting.

3. Tax fees consisted of fees for expatriate tax services and international tax planning services and advice.

4. Fees incurred in 2002 were for the design and implementation of financial information systems by the consulting arm of PricewaterhouseCoopers LLP from January 1, 2002 through September 30, 2002.

Audit Committee Pre-Approval Policy

     Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board of Directors, subject to a de minimus exception set forth in the SEC rules (the De Minimus Exception). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimus Exception during the periods in which the pre-approval requirement has been in effect.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2004. IN THE EVENT OF A NEGATIVE VOTE ON SUCH RATIFICATION, THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS WILL RECONSIDER ITS SELECTION.

PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for Atmel Corporation, the S&P 500 Index and the S&P 500 Information Technology Index. The graph assumes that $100 was invested in Atmel’s common stock, the S&P 500 Index and the S&P Information Technology Index from the date of December 31, 1998 through the 2003 year end. Historic stock price performance is not necessarily indicative of future stock price performance.

OTHER MATTERS

     We know of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

THE BOARD OF DIRECTORS

Dated: March 31, 2004

APPENDIX A

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF

ATMEL CORPORATION

As of February 13, 2004

PURPOSE:

The purpose of the Audit Committee of the Board of Directors of Atmel Corporation (the “Company”) shall be to:

•	Provide oversight of the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements;

•	Assist the Board of Directors in oversight of (i) the integrity of the Company’s financial statements, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent auditor’s qualifications, independence and performance, and (iv) the Company’s internal accounting and financial controls; and

•	Provide to the Board of Directors such information and materials as it may deem necessary to make the Board aware of significant financial matters that require the attention of the Board.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors. The Audit Committee will consist of at least three members of the Board of Directors. Members of the Audit Committee must meet the following criteria (as well as any criteria required by the SEC):

•	Each member will be an independent director in accordance with (i) the audit committee requirements of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”) and (ii) the rules of the SEC;

•	Each member will be able to read and understand fundamental financial statements, in accordance with the Audit Committee requirements of the Nasdaq Rules;

•	At least one member will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a principal financial officer or other senior officer with financial oversight responsibilities; and

•	At least one member will be an “audit committee financial expert” as defined in the rules of the SEC.

RESPONSIBILITIES AND DUTIES:

The responsibilities and duties of the Audit Committee shall include:

Review Procedures

•	Reviewing the reports of management and the independent auditors concerning the design, implementation and maintenance of the Company’s internal controls and procedures for financial reporting, including meeting periodically with the Company’s management and the independent auditors to review their assessment of the adequacy of such controls and to review before release the disclosure regarding such system of internal controls required under SEC rules to be contained in the Company’s periodic filings and the attestations or reports by the independent auditors relating to such disclosure;

•	Reviewing and providing guidance with respect to the external audit by (i) reviewing the independent auditors’ proposed audit scope and approach; (ii) discussing with the Company’s independent auditors the financial statements and audit findings, including any significant adjustments, management judgments and accounting estimates, significant new accounting policies, disagreements with management and any other matters described in SAS No. 61; and (iii) reviewing reports submitted to the audit committee by the independent auditors in accordance with applicable SEC requirements;

•	Reviewing and discussing with management and the independent auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively, with the SEC;

•	Directing the Company’s independent auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Conducting a post-audit review of the financial statements and audit findings, including any suggestions for improvements provided to management by the independent auditors, and management’s response to such suggestions;

•	Review, prior to announcement, Company press releases and other disclosures containing financial information for the purpose of ensuring that such press releases and other disclosures properly disclose financial information presented in accordance with GAAP and, to the extent pro forma information is included, adequately disclose how such pro forma information differs from the comparable GAAP information and ensure that disclosure of such pro forma information is not given undue prominence and that such pro forma information does not provide a misleading presentation of the Company’s results of operations or financial condition;

•	Providing oversight and review at least annually of the Company’s risk management policies, including its investment policies;

•	Reviewing and approving in advance any proposed related party transactions;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Reviewing its own charter and processes on an annual basis;

Independent Auditors

•	Appointing, compensating and overseeing the work of the independent auditors (including resolving disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•	Reviewing the independence of the outside auditors, including (i) obtaining on a periodic basis a written statement from the independent auditors regarding relationships and services with the Company that may impact independence, as defined by applicable standards and SEC requirements, (ii) presenting this statement to the Board, and (iii) to the extent there are relationships, monitoring and investigating them;

•	Pre-approving audit and permissible non-audit services provided to the Company by the independent auditors, except where pre-approval is not required because such non-audit services are de minimis under the rules of the SEC, in which case subsequent approval may be obtained. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings;

Regulatory Compliance and Other Matters

•	Overseeing compliance with the requirements of the SEC for disclosure of auditor’s services and audit committee members, member qualifications and activities;

•	Reviewing management’s monitoring of compliance with the Foreign Corrupt Practices Act;

•	Providing a report for inclusion in the Company’s proxy statement in accordance with the rules and regulations of the SEC; and

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

MEETINGS:

The Audit Committee will meet at least four times annually. The Audit Committee may establish its own meeting schedule, which it will provide to the Board of Directors.

The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at such times as it deems appropriate to review the financial affairs of the Company. The Audit Committee will meet separately with the independent auditors of the Company, at such times as it deems appropriate, but not less than quarterly.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board of Directors.

Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as a member of the Board of Directors or any committee thereof.

In addition, the Audit Committee may retain, as appropriate and at the Company’s expense, outside legal, accounting or other advisors to advise or assist the Audit Committee in the performance of any of the responsibilities and duties set forth above.

APPENDIX B

CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS OF ATMEL CORPORATION

As of February 13, 2004

PURPOSE:

     The Corporate Governance and Nominating Committee (the “Committee”) is a committee of the Board of Directors of Atmel Corporation (the “Company”). The purpose of the Committee is to review and make recommendations to the Board of Directors on matters concerning corporate governance, Board composition, identification, evaluation and nomination of individuals qualified to become Board members, Board Committees and conflicts of interest. The Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors may from time to time prescribe.

MEMBERSHIP:

     The Committee shall consist of no fewer than three members of the Board of Directors. All members of the Committee shall be appointed and replaced by the Board, shall have no relationship to the Company or its affiliates that may interfere with the exercise of their independence, and shall otherwise be deemed “Independent Directors” as defined in Rule 4200 of the Nasdaq Stock Market, Inc. Marketplace Rules (the “Nasdaq Rules”).

     The Board will designate one member of the Committee as its Chair.

RESPONSIBILITIES:

     The Committee has the following specific duties:

Corporate Governance Generally

•	Develop principles of corporate governance and recommend them to the Board for its consideration and approval;

•	Review annually the principles of corporate governance approved by the Board to ensure that they remain relevant and are being complied with;

•	Review proposed changes to the Company’s Certificate of Incorporation and bylaws and make recommendations to the Board;

•	Determine the manner in which stockholders may send communications to the Board (as a whole or individually);

•	Establish the process by which the Chair of the Committee will determine which stockholder communications will be relayed to the Board and what the Board’s response, if any, should be;

•	Review governance-related stockholder proposals and recommend Board responses; and

•	Oversee compliance by the Board and its committees with applicable laws and regulations, including those promulgated by the Securities and Exchange Commission and the Nasdaq Rules.

Board Composition, Evaluation and Nominating Activities

•	Oversee the Board evaluation process including conducting periodic evaluations of the performance of the Board as a whole and each Board committee and evaluating the performance of Board members eligible for re-election;

•	Review and make recommendations to the Board regarding the composition and size of the Board and determine the relevant criteria (including any minimum qualifications) for Board membership including issues of character, integrity, judgment, diversity, age, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of the Company’s business, other commitments and the like;

•	Establish procedures for the submission of candidates for election to the Board (including recommendations by stockholders of the Company);

•	Establish procedures for identifying and evaluating nominees for Director;

•	Review and recommend candidates for election to the Board at the annual meeting of stockholders in compliance with the Company’s policies and procedures for consideration of Board candidates;

•	Identify, consider and recommend candidates to fill new positions or vacancies on the Board; in performing these duties, the Committee shall have the authority, at the Company’s expense, to retain and terminate any search firm to be used to identify Board candidates and shall have authority to approve the search firm’s fees and other retention terms;

•	Review the disclosure included in the Company’s proxy statement regarding the Company’s nomination process;

•	Evaluate director compensation, consulting with outside consultants and/or with the Human Resources department when appropriate, and make recommendations to the Board regarding director compensation;

•	Review and make recommendations to the Board with respect to the Directors’ stock option grants under the 1996 Stock Plan and any proposed amendments thereto, subject to obtaining stockholder approval of any amendments as required by applicable law or the Nasdaq Rules;

•	Establish policy regarding attendance of Board members at annual meeting of stockholders; and

•	Make recommendations for continuing education of Board members.

Board Committees

•	Periodically review the charter and composition of each Board committee and make recommendations to the Board for the creation of additional Board committees or the change in mandate or dissolution of Board committees; and

•	Recommend to the Board persons to be members of the various Board committees.

Conflicts of Interest

•	Review and approve the Company’s Standards of Business Conduct and Code of Ethics for Principal Executive Officer and Senior Financial Officers and Managers;

•	Consider questions of possible conflicts of interest of Board members and of corporate officers; and

•	Review actual and potential conflicts of interest of Board members and corporate officers, and approve or prohibit any involvement of such persons in matters that may involve a conflict of interest or taking of a corporate opportunity.

     In performing its duties, the Committee shall have the authority, at the Company’s expense, to retain, hire, and obtain advice, reports or opinions from internal or external legal counsel and expert advisors.

     The Committee may form and delegate authority to subcommittees when appropriate.

MEETINGS:

     The Committee will meet as often as may be deemed necessary or appropriate, in its judgment, in order to fulfill its responsibilities. The Committee may meet either in person or telephonically, and at such times and places as the Committee determines. The Committee may invite to its meetings other Directors, Company management and such other persons as the Committee deems appropriate in order to carry out its responsibilities.

MINUTES:

     The Committee will maintain written minutes of its meetings, which will be filed with the minutes of the meetings of the Board of Directors.

REPORTS:

     The Chair of the Committee shall make regular reports to the full Board on the actions and recommendations of the Committee.

APPENDIX C

CHARTER FOR THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

OF

ATMEL CORPORATION

As of March 12, 2004

1. PURPOSE

The purpose of the Compensation Committee of the Board of Directors (the “Board”) of Atmel Corporation (the “Company”) shall be to:

•	provide oversight of the Company’s compensation policies, plans and benefits programs;

•	assist the Board in discharging its responsibilities relating to (i) oversight of the compensation of the Company’s Chief Executive Officer (the “CEO”) and other executive officers (including officers reporting under Section 16 of the Securities Exchange Act of 1934), and (ii) approving and evaluating the executive officer compensation plans, policies and programs of the Company; and

•	assist the Board in administering the Company’s equity compensation plans for its employees.

The compensation programs for the Company’s executive officers shall be (i) designed to attract, motivate and retain talented executives responsible for the success of the Company, (ii) determined within a competitive framework and (iii) based on the achievement of the Company’s overall financial results and individual contributions.

In furtherance of these purposes, the Compensation Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

2. MEMBERSHIP AND ORGANIZATION

Composition. The Compensation Committee members shall be appointed by, and shall serve at the discretion of, the Board. The Compensation Committee shall consist of no fewer than three members of the Board. The Board may designate one member of the Compensation Committee as its chair. The Compensation Committee may form and delegate authority to subcommittees when appropriate. Members of the Compensation Committee must meet the following criteria:

•	the independence requirements of the Nasdaq Stock Market, Inc.;

•	the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended; and

•	the outside director definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

Meetings and Reports. The Compensation Committee will meet as often as may be deemed necessary or appropriate, in its judgment, in order to fulfill its responsibilities. The Compensation Committee may meet either in person or telephonically, and at such times and places as the Compensation Committee determines. The Compensation Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

C-1

Reports of meetings of the Compensation Committee will be made to the Board of Directors at its next regularly scheduled meeting following the Compensation Committee meeting, accompanied by any recommendations to the Board of Directors approved by the Compensation Committee. The CEO may not be present during voting or deliberations regarding CEO compensation.

Compensation. Members of the Compensation Committee shall receive such fees, if any, for their service as Compensation Committee members as may be determined by the Board in its sole discretion.

3. RESPONSIBILITIES AND DUTIES

The responsibilities and duties of the Compensation Committee shall include:

Executive and Other Compensation

•	annually reviewing and approving for the CEO and the executive officers of the Company: (i) the annual base salary, (ii) the annual incentive bonus, including the specific goals and amount, (iii) equity compensation, (iv) any employment agreement, severance arrangement and change in control agreement/provision, (v) any signing bonus or payment of relocation costs and (vi) any other benefits, compensation or arrangements. One of the Compensation Committee’s objectives shall be to use compensation to align the interests of the executive officers with the long-term interests of the Company’s stockholders, thereby incentivizing management to increase stockholder value;

•	specifically with respect to the CEO, reviewing and approving corporate goals and objectives relevant to the compensation of the CEO, evaluating his performance in light thereof, and considering factors related to the performance of the Company, including accomplishment of the Company’s long-term business and financial goals;

•	acting as Administrator of the Company’s equity compensation plans for its employees;

•	providing oversight of the Company’s overall compensation plans and benefits programs and making recommendations to the Board with respect to improvements or changes to such plans or the adoption of new plans when appropriate;

•	evaluating, on a periodic basis, the competitiveness of (i) the compensation of the CEO and the executive officers of the Company and (ii) the Company’s overall compensation plans;

Related Duties and Authority

•	periodically reviewing this Charter and its processes and recommending any proposed changes to the Board of Directors;

•	consulting with the Human Resources department and, when appropriate, with outside consultants to assist in the evaluation of executive officer compensation and approving the consultant’s fees and other retention terms. The Compensation Committee may also obtain advice and assistance from internal or external legal, accounting or other advisors; and

•	producing a report on executive compensation for inclusion in the Company’s annual proxy statement that complies with the rules and regulations of the Securities and Exchange Commission and any other applicable rules and regulations.

C-2

APPENDIX D

STANDARDS OF BUSINESS CONDUCT

I. OVERVIEW

A. Standards of Business Conduct

It is the policy of Atmel Corporation to conduct its business in compliance with all applicable laws and regulations and to operate our business under the fundamental principles of honesty, integrity and ethical behavior (this “Policy”). These Standards of Business Conduct form the core of Atmel’s Policy and are intended to provide information to help ensure compliance with legal requirements and Atmel’s ethical standards. The Atmel Legal department has access to legal advice in every location where Atmel operates and is authorized and encouraged to seek such advice as is necessary in complying with this Policy. Although laws and customs vary from country to country and standards of ethics may vary in different business environments, the fundamental principles of honesty and integrity serve as time-tested standards.

It is the responsibility of every employee and the policy of Atmel to encourage its employees to ask questions, seek guidance, report suspected violations or express their concerns regarding compliance with these standards of conduct. References in this Policy to Atmel include members of the Atmel Group of Companies which encompasses all entities owned in whole or in part by Atmel. References in this Policy to “employees” include officers and employees of Atmel and, where applicable, directors.

Subjects specifically addressed by and that form a minimum standard and scope of this Policy include:

•	Compliance with Applicable Laws

•	Conflict of Interest

•	Business Opportunities

•	General Business Practice

•	Relations with Government Authorities Within the U.S.

•	Relations with Governments Other than the United States

•	Proprietary and Classified Information

•	Political Contributions

•	Protecting Atmel’s Assets; Integrity of Atmel’s Records

•	Financial Disclosure; Other External Communications

•	Antitrust

•	Securities Laws

•	Adherence to Contract Specifications

•	Non-Discrimination

•	Harassment

•	Responsibilities for Reporting Violations; Investigations

•	Waiver and Amendment

Atmel recognizes that extraordinary situations may occur which are beyond the scope of this Policy, and which may require action in contravention of this Policy in order to preserve or protect the life of an employee or family member, or in order to preserve or protect a significant asset of Atmel. If that should occur, the action contemplated must, whenever possible, first be approved by the Chief Executive Officer of Atmel or the Vice President, General Counsel of Atmel.

Violations of this Policy will not be tolerated. Failure of an employee to conduct business in accordance with this Policy will result in disciplinary action up to and including termination of employment.

•	If there are any questions about these Policies, please contact your Human Resources department.

II. COMPLIANCE WITH APPLICABLE LAWS

Atmel employees and individuals acting directly or indirectly on behalf of Atmel are prohibited from taking any actions that violate:

•	local laws, rules and regulations;

•	the laws, rules and regulations of the United States relating to standards of conduct toward public officials; and

•	the self-governing high standards of honesty and integrity that are applicable to Atmel activities throughout the world.

III. CONFLICT OF INTEREST

Atmel expects employees to devote their best efforts to Atmel’s interests, to dedicate themselves exclusively to promoting Atmel’s business interests and not to engage in or have the appearance of conflicts with business or financial activity that may conflict with the interests of Atmel. While it is not possible to discuss every circumstance that may lead to a conflict of interest, below are some of the more common examples.

•	A conflict of interest may exist if an employee, or any member of his or her immediate family, holds any substantial financial interest in any enterprise that has or may have business dealings with Atmel or that engages in any field of activity engaged in by Atmel. Employees should notify their immediate supervisor of any such potential conflict and refrain from such activity until the conflict situation has been reviewed by Atmel’s Chief Executive Officer or the Vice President, General Counsel, and it has been determined that no material conflict of interest exists.

•	An employee may not act as a director, officer, partner, representative, consultant, agent or employee for any business or other institution without obtaining the prior written approval of the employee’s manager, the manager’s supervisor, and the Vice President, General Counsel.

•	An employee (including members of such employee’s immediate family or household) is prohibited from accepting anything of value from institutions or business that supply materials or services to Atmel. This prohibition against the receipt of gifts is not intended to preclude acceptance of occasional light entertainment by a supplier or the exchange of nonmonetary gifts of a nominal value.

•	An employee must report to his or her immediate supervisor all offers of gratuities or other such efforts made by a party to influence a decision of such employee in favor of any person or entity.

•	An employee shall not knowingly compete with Atmel in the purchase or sale of any property nor shall an employee divert from Atmel, for the employee’s own benefit or otherwise, any business opportunity in which Atmel has or is likely to have an interest.

•	An employee may not use Atmel’s assets, facilities, know-how, or personnel, for any other business or personal endeavors without having first obtained written approval from an officer of Atmel.

•	While employed by Atmel, an employee may not engage in any other employment, occupation, consulting or other activity relating to the actual or anticipated business of Atmel that would otherwise conflict with the employee’s obligations to Atmel. In addition, no employee may engage in any activity for any business or academic entity other than Atmel except as set forth in the Employee Invention and Confidential Information Agreement.

•	An employee shall not recommend anyone for a consulting position who has a conflict of interest or potential conflict of interest with Atmel.

•	While Atmel encourages employees to engage in non-profit community and academic service, if such activity would interfere to any extent with the employee’s obligations to Atmel or otherwise present a potential conflict of interest, no employee should engage in such activity without having first obtained the written approval of the employee’s manager, the manager’s supervisor, and the Vice President, General Counsel.

•	An employee must not make any reference to his/her employment with Atmel when making any public comment and must affirmatively indicate that any such comment is wholly of a personal nature to the employee should the employee’s relationship with Atmel become known, unless the employee’s employment responsibilities with Atmel include the authority for such public comment or the employee is expressly authorized by the Chief Executive Officer, or the Vice President, General Counsel as an official public spokesperson for the purpose of such public comment.

IV. BUSINESS OPPORTUNITIES

Atmel requires that employees not take for themselves any business opportunity or benefit in which Atmel may have an interest or that an employee may learn of as a result of his or her employment by Atmel. An example would be the acquisition of any interest in technology, products or intellectual property that either is sought by or would be of potential interest to Atmel. If an employee has any questions as to whether Atmel is interested in pursuing any given business opportunity, the employee should consult with the executive level vice president responsible for his or her department.

Officers and directors of Atmel have an additional obligation not to take for themselves any business opportunity or benefit that Atmel may have an interest in pursuing notwithstanding that their knowledge of such business opportunity or benefit was obtained independently of their relationship with Atmel.

V. GENERAL BUSINESS PRACTICE

In dealings with nongovernmental customers, suppliers, subcontractors, other persons or entities, giving or receiving of common courtesies such as business meals involving insubstantial value, usually associated with accepted business practice, is permitted. However, in any such dealings, no employee of Atmel shall request, accept, offer to give, or give anything of significant value, the purpose or result of which is intended to influence, or which gives the appearance of influencing, the bona fide business relationships between Atmel and such person or entity.

VI. RELATIONS WITH GOVERNMENT AUTHORITIES WITHIN THE UNITED STATES

In addition to the other standards of conduct in this Policy, no employee of Atmel shall directly or indirectly offer, provide, solicit or receive any gift, gratuity or entertainment to or from any employee or representative of any government authority, state, local, federal or otherwise, that is in violation of standards of conduct promulgated by such authority.

Employees involved in presenting quotations or offers in connection with U.S. Government contracts must refrain from entering into any agreement, or otherwise communicating, with competitors regarding prices to be charged, intention to submit an offer or methods or factors used to calculate prices, for the purpose of restricting competition. No attempt may be made with the purpose of restricting competition to induce any other concern to submit or not to submit an offer on a government contract or subcontract.

Employees directly or indirectly involved in soliciting business from, preparing offers to, or negotiating contracts with the U.S. Government or contractors or subcontractors operating under a U.S. Government contract, must also be mindful of the need to comply with any applicable requirements relating to prohibiting solicitation of or acceptance of source selection information from a procurement official or competing contractor, and prohibiting the offering or promise of future employment or business opportunity to any government procurement official involved in a procurement. Other regulations prohibit contingent fee arrangements with non-employees in connection with government procurements.

VII. RELATIONS WITH GOVERNMENTS
OTHER THAN THE UNITED STATES

It is the policy of Atmel that all employees, including employees outside of the United States, comply with the requirements of the United States Foreign Corrupt Practices Act (“FCPA”). Therefore, no Atmel employee shall make any payment or provide any other thing of value, such as gifts, promises and offers to provide anything of value, to any official of any non-U.S. government or government agency; to any official of a political party in a country other than the U.S.; or any candidate for political office in a country other than the U.S. Notwithstanding the foregoing, Atmel recognizes that in certain non-U.S. countries some minor government officials will delay or fail to perform their ministerial or clerical functions or services unless payments are made to them. Such payments may be made only if it has been determined in writing that:

•	the services requested for which the payment being made is clearly a service which the person receiving the payment is legally required to provide;

•	the payments are not made to policy making government personnel;

•	the payments are consistent with local custom and standards;

•	the duties of the person receiving the payment are essentially ministerial or clerical;

•	there is not a reasonable alternative to making such payments; and

•	the government action sought is proper for Atmel to receive.

In addition, it is recognized that in certain non-U.S. countries there are occasions of general gift giving, which do not occur more than three times a year, when it is normal and customary to make gifts to government and non-government personnel as a gesture of goodwill. On such occasions, gifts may be made that are other than in the form of cash payments and that do not exceed US$50 in cost in the case of any recipient, but no such gifts shall be made to such personnel for the purpose of influencing their official activities in order to obtain or retain business. Acts of hospitality toward public officials should be of such scale and nature as to avoid compromising the integrity or impugning the reputation of the public official or Atmel and should be performed in the expectation that they will become a matter of public knowledge.

All proposed payments and gifts to which this Policy would apply must receive prior approval by the Chief Financial Officer and the Vice President, General Counsel of Atmel and then must be reported on a quarterly basis to the Chief Financial Officer.

VIII. PROPRIETARY AND CLASSIFIED INFORMATION

Each employee shall be bound by the terms of the Employment Confidential Information and Invention Assignment Agreement, and shall follow Atmel’s policies and procedures regarding the protection of Atmel Proprietary Information. Each employee shall treat all Atmel and third party proprietary or trade secret information as sensitive and not for general dissemination. Employees shall not disclose any such information except in a manner that has been authorized by Atmel. Additionally, no disclosure shall be made of Atmel or third party proprietary or trade secret information to fellow employees whose duties do not require a need to know such information.

Neither Atmel nor its employees have clearance to receive information that has been classified by the United States or other governmental agency as “confidential”, “secret”, “top secret” or the like, as part of a governmental classification system. Therefore, should an employee of Atmel encounter any instance where any such information is offered to be provided, it may not be accepted and the incident is to be reported promptly to the Vice President, General Counsel of Atmel.

Employees shall not disclose to Atmel any information that is still covered by any past “confidential”, “proprietary” or “non-disclosure” agreements with former employers or other parties.

IX. POLITICAL CONTRIBUTIONS

Generally, Atmel’s participation in political activities is through one or more trade associations. Political contributions of Atmel funds, and expenditures of Atmel funds to any person for influencing or attempting to influence any government officer or employee in connection with a government contract, grant, loan or cooperative agreement, are prohibited.

X. PROTECTING ATMEL’S ASSETS; INTEGRITY OF ATMEL’S RECORDS

Funds and assets of Atmel are to be properly accounted for on the books and records of Atmel and are to be used only for the benefit of Atmel in accordance with legal and proper procedures. All employees should protect and ensure efficient use of Atmel’s assets. The theft, carelessness and waste of Atmel’s assets have a direct impact on the Company’s profitability and all Company assets should only be used for legitimate business purposes.

All employees will adhere to Atmel’s internal control procedures for initiating and recording transactions. In recognition of its responsibility for the integrity and objectivity of data in the financial statements, management maintains a system of internal accounting controls. Such controls have been designed to provide reasonable assurance that Atmel’s assets are properly safeguarded, transactions are executed and reported in accordance with management’s authorization and the books and records of Atmel accurately reflect all transactions. The internal control system is augmented by a program of written policies and procedures, review by management, training of qualified personnel and the adoption of a written business ethics policy which is applicable to all employees of Atmel and its subsidiaries.

XI. FINANCIAL DISCLOSURE; EXTERNAL COMMUNICATIONS

Atmel requires that all employees provide information that is accurate, complete, fair, relevant, timely and understandable in reports and documents that we file with, or submit to, the Securities and Exchange Commission (“SEC”), or in our other public communications. Atmel has established disclosure controls and procedures that are designed to ensure that information Atmel files or submits to the SEC is recorded, processed, summarized and reported within the time periods specified in the SEC rules and forms. Additionally, Atmel has established internal accounting controls for financial reporting to provide reasonable assurance regarding the reliability of Atmel’s financial reporting and the preparation of Atmel’s financial statements for external purposes in accordance with generally accepted accounting principles. Although only certain employees (primarily in the finance department) are directly involved in the preparation and publication of reports and documents filed with, or submitted to, the SEC, most of Atmel’s employees are involved, directly or indirectly, in the financial reporting process or in activities affecting Atmel’s revenues, expenses, assets or liabilities which are published in such reports (e.g. purchase and sales invoices, sales of products, purchase of supplies or equipment, design, manufacturing, assembly and test of products, and marketing activities). Therefore, it is the responsibility of each employee to ensure the accuracy, completeness and reliability of every business record in which he or she is involved (including accounting entries, reports, time sheets, vouchers, bills, payroll records, tax returns and other essential data).

It is also Atmel’s policy to sell, market and advertise our products honestly and fairly. False or misleading advertising is strictly prohibited. Care must also be taken to ensure that Atmel’s product brochures and product and other press releases are accurate and not misleading.

Atmel strives to maintain open, honest and consistent communications with the media, stockholders, the investment community and government entities. In order to ensure the accuracy and appropriateness of all information publicly disclosed, only designated spokespersons are to respond to inquiries. Inquiries should typically be referred to Atmel’s Investor Relations department. However, in certain circumstances, employees will have the authority to present information about Atmel when dealing with customers, suppliers, government agencies and third parties.

XII. ANTITRUST

A. Relations with Competitors

The primary United States antitrust statute prohibits conspiracies and understandings that unreasonably restrain trade. It flatly prohibits any agreements between competitors with respect to price, or any element of price (discounts, credit terms), including arrangements between competitors that tend only to stabilize prices. For example, agreements by competitors to buy up goods in order to prevent a decline in market price, or to adhere to a specific formula for determining price, are clearly just as unlawful as an agreement to fix the price itself.

Also flatly prohibited are agreements or arrangements between competitors regarding:

•	the amount of their production;

•	the division or allocation of markets, territories, or customers; or

•	the boycotting of third parties.

All such agreements are unlawful and cannot be defended or justified in any way. All Atmel employees must understand that prohibited agreements do not have to arise only out of formal documents signed by the parties. A prohibited agreement may be oral, informally arrived at, or may, in some cases, inferred from circumstantial evidence such as the conduct of competitors.

Atmel’s products and services are highly regarded throughout the markets in which Atmel operates. It is both unnecessary and contrary to corporate policy to attempt to advance the interests of Atmel by disparaging the products or services of a competitor.

B. Relations with Customers

Atmel’s relationships with its customers are subject to a number of antitrust statutes, each of which is keyed to particular types of transactions.

Price Discrimination

Among other things, the Robinson-Patman Act prohibits pricing discrimination in the sale of substantially similar products to competing customers. The Robinson-Patman Act also covers activities such as promotional payments or services. However, there are various exceptions, for example, to provide for pricing to “meet competition”.

Resale Restrictions

The Sherman Act prohibits agreements that unreasonably restrain trade. Unreasonable restraints of trade include restrictions placed upon the resale of items purchased by a customer. For example, an agreement between a seller and a customer restricting the price at which the customer will resell the product or otherwise restricting the resale is not permitted. Note, however, that the Sherman Act does not prohibit reasonable restrictions placed on licenses or distributors of Atmel’s products.

Refusals to Deal

A company ordinarily has the right to choose new customers and to cease doing business with old ones. However,

the decision to cease doing business with a customer should be made as an independent business decision of Atmel and should never be the result of an agreement between Atmel and any third party; nor may the right to cease doing business be relied upon as the basis for required adherence by a customer to resale restrictions (e.g., fixing the customer’s resale price) that would otherwise violate the antitrust laws. Threats to customers that Atmel will cease doing business with them if they do not comply with resale policies are prohibited.

C. Relations with Suppliers

The Sherman Act prohibits the use of reciprocity where a buyer with substantial purchasing power buys a product on the condition that the other seller makes purchases from it in substantial amounts. Such instances can unnecessarily restrain the other party’s freedom to trade with whomever it chooses. The law does not prohibit Atmel from purchasing products from companies who purchase from Atmel. Therefore, dealings with other parties that may involve reciprocity should be carefully examined so that Atmel may avoid creating an unreasonable restraint of trade.

D. Prompt Notification to the Legal Department

     If an Atmel employee is asked to engage in any transaction that appears to involve any one or more of the foregoing types of activities, the employee must promptly bring the matter to the attention of Atmel’s legal department.

XIII. SECURITIES LAWS

The Federal securities laws place limitations on the circumstances under which any employee may purchase and/or sell Atmel’s stock or options to purchase stock.

•	All employees, including officers, in possession of material, nonpublic corporate information shall not disclose any such information to persons outside of Atmel other than in the course of performing his or her corporate duties.

•	It is illegal and a violation of Atmel’s Policy, for any employee, including any officer, to trade in Atmel’s securities while in the possession of material, nonpublic information. Accordingly, any trading in Atmel’s stock until such time as the information has been publicly disseminated is prohibited.

•	Material, nonpublic information is defined as any information concerning Atmel, not yet publicly known, but which, if publicly known, could reasonably be expected to affect the price of Atmel’s stock, or is likely to be considered important by a reasonable investor.

•	Any employee, including any officer, who violates this Policy, by either trading on inside information or passing on such information to others will be immediately discharged and, if appropriate, legal proceedings on behalf of Atmel will be commenced against the employee.

•	All employees shall comply with Atmel’s Insider Trading Compliance Program.

XIV. ADHERENCE TO CONTRACT SPECIFICATIONS

Atmel is committed to a policy of manufacturing and selling products of the highest quality. In accordance with this policy, it is required that all products be manufactured strictly in accordance with any applicable product specifications.

In the case of a contractually defined specification, responsible employees must take appropriate steps to ensure that such specifications are clearly and precisely defined and understood by all concerned parties. In any case where there is a difference of interpretation between Atmel and a customer with regard to product specifications, immediate action will be taken to resolve the disagreement. Individuals responsible for ensuring that the product is manufactured in accordance with contractually defined specifications will take all necessary steps required to familiarize themselves with such specifications and to ensure that all product requirements are met.

Accurate and appropriate records will be maintained at each location engaged in the manufacture of products in accordance with contractually defined specifications. These locations include wafer fabrication and assembly and test facilities. Such records must reflect, in sufficient detail, the steps and precautions taken during the manufacturing process to ensure adherence to product specification requirements. Such records must also provide a sufficiently accurate and detailed audit trail. Any statement or certification with regard to adherence to product specification will be made only if it is true and accords with the facts and records.

An employee who knowingly fails to meet a product specification or evades the requirements of product specifications will be in violation of Atmel’s Policy and subject to disciplinary action up to and including termination. Negligence or carelessness in respect of product specifications or the regulations governing the quality standards applicable to a product constitutes a violation of Atmel’s Policy as well. In addition, an employee who fails to keep themselves informed of the requirements applicable to a product is negligent and is likewise subject to disciplinary action, up to and including termination.

XV. NON-DISCRIMINATION

Discrimination in employment is illegal under U.S. law and under the laws of most countries. It is Atmel’s policy to recruit, hire, promote, assign, compensate and train qualified persons without regard to race, color, religion, sex, national origin, ancestry, age, marital status, sexual orientation, physical or mental disability, citizenship or veteran status. Further description of this policy is set forth in the employee handbook under Equal Opportunity Policy.

XVI. HARASSMENT

Harassment of any kind is a form of misconduct that undermines the integrity of the employment relationship. Such prohibited harassment includes racial, ethnic and sexual harassment which is illegal under United States Federal Law and in violation of Atmel’s policies.

Sexual harassment is defined as sexual conduct toward other employees, including sexual advances, requests for sexual favors, or other physical, verbal or visual conduct of a harassing nature which is felt to be intimidating, demeaning, or creates a hostile work environment.

An employee engaging in harassment is subject to disciplinary action up to and including termination of employment. Further description of this policy is set forth in the employee handbook under Anti-Harrassment Policy.

XVII. RESPONSIBILITIES FOR REPORTING VIOLATIONS; INVESTIGATIONS

Any employee having information, knowledge or suspicion of any actual or contemplated activity which is or appears to be in violation of ‘this Policy shall promptly report such matter to the Vice President, General Counsel, or as otherwise specified in this Standards of Business Conduct. If any such activity involves an officer of Atmel, the matter shall be reported directly to the Chief Executive Officer of Atmel, the Vice President, General Counsel, or to the Chairman of the Audit Committee of the Board of Directors. Each of such individuals responsible for administering this Policy, shall complete a full investigation of the alleged violation (including providing the alleged offender an opportunity to respond to such charges if they are deemed to have merit, at the appropriate time) as promptly as possible and to consider and determine the appropriate corrective or disciplinary action. Any such disciplinary action shall strive to ensure that the discipline is commensurate with the nature of the violation and fits the particular facts of the violation (e.g. minor violations for a first-time offender may receive discipline in the form of a warning or reprimand while a serious violation may result in termination of the offender).

All managers will be responsible for the enforcement of and the compliance with this Policy by the employees reporting to them and for the distribution of this Policy to such employees. Failure to comply with this Policy will result in disciplinary action up to and including termination. Disciplinary measures will also apply to managers or executives who condone any illegal or unethical conduct by those reporting to them, who do not take immediate measures to correct the same or who take retaliatory measures against an employee who reports any such activity. Any retaliation against an individual for the good faith reporting of suspected violations of this Policy is strictly prohibited.

XVIII. WAIVER AND AMENDMENT

Any waiver (including an implicit waiver) or amendment (other than a technical, administrative or other non-substantive amendment) of any provision of this Policy for an executive officer or director of Atmel must be approved in writing by Atmel’s Board of Directors and promptly disclosed in accordance with applicable laws and regulations. Any waiver (including an implicit waiver) of any provision of this Policy for any other employee, must be approved in writing by the Vice President, General Counsel of Atmel. The term “waiver” means the approval by Atmel of a material departure from a provision of this Policy. The term “implicit waiver” means Atmel’s failure to take action within a reasonable period of time regarding a material departure from a provision of this Policy.

IF YOU HAVE ANY QUESTIONS REGARDING THIS POLICY, YOU SHOULD CONTACT THE VICE PRESIDENT, GENERAL COUNSEL OF ATMEL.

EXHIBIT 1

PROXY

ATMEL CORPORATION

2004 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 12, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of ATMEL CORPORATION, a Delaware corporation, hereby acknowledges receipt of the 2003 Annual Report on Form 10-K, and receipt of the Notice of 2004 Annual Meeting of Stockholders and Proxy Statement, each dated March 31, 2004, and hereby appoints George Perlegos and Mike Ross, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2004 Annual Meeting of Stockholders of ATMEL CORPORATION to be held on May 12, 2004 at 2:00 p.m., local time, at Atmel Corporation, 2325 Orchard Parkway, San Jose, California 95131 and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR EACH OF THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

ATMEL CORPORATION

May 12, 2004

PROXY VOTING INSTRUCTIONS

MAIL — Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE — Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	COMPANY NUMBER ACCOUNT NUMBER	[ ] [ ]
- OR -
INTERNET — Access “http://www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

▼ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ▼

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	O George Perlegos
O Gust Perlegos
☐	WITHHOLD AUTHORITY	O Tsung-Ching Wu
	FROM ALL NOMINEES	O T. Peter Thomas
O Norm Hall
☐	FOR ALL EXCEPT	O Pierre Fougere
	(See instructions below)	O Dr. Chaiho Kim
O David Sugishita

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

2.	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants of Atmel Corporation for 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies and attorneys-in-fact are authorized to vote upon such other matter or matters which may properly come before the annual meeting and any adjournment or postponement thereof.

The undersigned hereby acknowledges receipt of the 2003 Annual Report on Form 10-K of Atmel Corporation, and receipt of Notice of 2004 Annual Meeting of Stockholders and Proxy Statement of Atmel Corporation, each dated March 31, 2004.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.